                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 16, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                       0-24768            84-1123311
   ----------------------------      ------------       -------------------
   (State of other jurisdiction      (Commission)         (IRS Employer
     of incorporation)               File Number)       Identification No.)

            420 Lexington Avenue, Suite 1830, New York, NY           10170
      ----------------------------------------------------------   --------
                (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.   Medix Resources holds annual shareholder meeting

                                    Exhibits

                    Exhibit 99.1 - Copy of the Press Release

                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange  Act  of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               MEDIX RESOURCES, INC.

October 16, 2002                               By:/s/Mark W. Lerner
                                                  ------------------------
                                               Mark W. Lerner,
                                               Executive Vice President